Semiannual Report

New Era Fund

June 30, 1998

T. Rowe Price

Report Highlights
New Era Fund

o Turmoil in Asia hurt natural resource stocks in particular, impeding their progress during the past six months.

o Your fund's returns far surpassed those of its peer group average during the past six and 12 months but significantly lagged the S&P 500 in an environment of generally low inflation.

o Fund results relative to its peers were helped by less exposure to the weaker energy sectors and also by relatively broad diversification.

o Many fund holdings were involved in merger and acquisition activity, including energy and forest products shares.

o Our emphasis on companies with strong balance sheets, low production costs, and strong management should benefit performance when global demand growth resumes.

Fellow Shareholders

The stock market continued its ascent early this year before stumbling in May, as concerns about slower corporate earnings growth and the severity of the problems in Asia increased. Asian travails affected natural resource stocks and the New Era Fund even more than the broad market, since Asia had been the engine of growth in demand for most commodities. As a result, the progress for natural resource companies has been slower and more painful than previously expected.

Performance Comparison

--------------------------------------------------------------------------------

Periods Ended 6/30/98                   6 Months            12 Months

New Era Fund                               2.81%                3.70%

S&P 500                                   17.71                30.16

Lipper Natural Resources

Funds Average                             -7.29               -10.98

Your fund significantly outpaced the Lipper Natural Resources Funds Average during the 6- and 12-month periods ended June 30, 1998, due to the fund's broader diversification and its relatively low exposure to the energy service and independent producer industries. However, the fund trailed well behind the unmanaged Standard & Poor's 500 Stock Index during both periods, since virtually every natural resource sector in which we invest lagged the broad market--not unusual in an environment of generally low inflation.

ECONOMIC REVIEW

The Federal Reserve has held the line on short-term interest rates since its hike in March 1997, largely because of concerns that the impact of higher rates on Asia would overshadow the need to inhibit domestic inflation. Some evidence of inflationary pressure can be seen in health care costs, which have been rising rapidly once again, and also in the renewed confidence of labor unions as a result of low unemployment. However, weighing against these incipient inflationary trends are indications that the Asian currency and economic downturn could slow domestic growth due to lower exports and a ballooning trade deficit.

Commodity markets have been very weak in general during the past year. The CRB Commodity Price Index fell in June to its lowest point since 1993, an unusual phenomenon at this advanced stage of an economic expansion. The price of oil was particularly hard hit as the exceptionally mild El Nino winter, combined with a drop in Asian demand, put downward pressure on oil prices. Increased exports from Iraq and higher quotas engineered by OPEC last fall also contributed. These factors drove the price of oil to its lowest level since 1986 in nominal terms. Copper and nickel prices also retreated to 11- and 5-year lows, respectively, causing producers to defer new capacity projects. Pulp, the raw material for paper, dropped to its lowest price level since 1994 as Indonesian production, now in excess of regional demand, weighed on global markets. All in all, an atmosphere of sagging worldwide commodity prices throughout the past six and 12 months hurt natural resource stocks pretty much across the board.

PORTFOLIO MANAGEMENT

Largely in response to the adverse environment for natural resource companies, merger and acquisition activity in these industries has been accelerating, benefiting fund performance. During the first six months, three of our oil services holdings received takeover bids: Weatherford Enterra, Western Atlas, and Camco International. Union Texas Petroleum, an exploration and production company, was another acquisition target. Other portfolio companies that have either merged or are proposing to do so include Ocean Energy with United Meridian in the exploration and production sector, Jefferson Smurfit with Stone Container in the forest products area, and Halliburton with Dresser Industries in energy services. The purpose of these mergers is to strengthen the companies financially, reduce overhead, and increase and concentrate market share within their respective industries. Other fund holdings subject to takeover offers during the first half of the year include Security Capital Atlantic, a real estate investment trust, Prime Resources Group, a precious metals firm, Energy Group, a foreign diversified resources company, and Waste Management in the waste disposal field. In addition, more than half of our portfolio companies, measured by their share weighting, have either implemented or announced significant share repurchase programs, an indication that they view their own stocks as attractively valued.

At the end of June, your fund had 15% of its assets in international integrated petroleum stocks, 12% in energy services, and 9% in precious metals. The portfolio's broad diversification compared with its peers helped relative results. During the most recent six-month period, we added several new paper industry holdings, including Champion International, a large domestic paper and forest products company, Macmillan Bloedel, a Canadian producer of wood products and paper, and Asia Pulp & Paper, an Indonesian company. We purchased shares of Burlington Resources, a global independent oil and natural gas producer, and Getchell Gold, a Nevada gold development and production company. In the diversified metals category, we added WMC, an Australian diversified mining company, and Rio Tinto, a leading international mining company.

OUTLOOK

World markets have been focused largely on Asia--particularly on Japan, whose economy slipped from stagnation to recession, and on China, which is making a bid for Asian leadership by promoting the stability of its currency and privatizing state-owned industries. However, Japan's political leadership has yet to undertake the strong actions required to boost economic growth. Should Japan slide into a deeper recession and China devalue its currency, a period of global deflation could develop, which would further impair earnings growth in the natural resource sectors. However, we are optimistic that necessary economic reforms will be made, and that global growth will resume at a more normal pace.

Once the global economy emerges from this slowdown, these industries should be better able to benefit from an increase in demand growth.

Natural resource industries have been reducing their cost structure to enhance profitability during this extended period of weak commodity prices. Slowing demand because of the situation in Asia has led to a more cautious and disciplined approach to investments in new capacity and to the closing of high-cost facilities. Once the global economy emerges from this slowdown, these industries should be better able to benefit from an increase in demand growth. We anticipate that there could actually be better pricing leverage for most commodities, with a tighter balance between supply and demand, and greater concentration on production following the current period of industry consolidation and retrenchment.

In response to the low price of oil, OPEC concluded its second agreement this year to reduce crude oil exports to a world brimming with inventory. We believe these latest agreements will be adhered to for the most part, which should result in both inventory reductions and improving oil prices during the rest of the year.

Your fund emphasizes companies with strong balance sheets, low production costs, and good management. These types of companies should benefit from the consolidation taking place during this period of commodity price weakness, and from a better operating environment when more normal growth resumes.

Respectfully submitted,

Charles M. Ober

President and Chairman of the Investment Advisory Committee

July 24, 1998

T. Rowe Price New Era Fund

Portfolio Highlights

--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                             Percent of
                                             Net Assets

                                                6/30/98

--------------------------------------------------------------------------------
Wal-Mart                                           5.3%

Mobil                                              5.2

Royal Dutch Petroleum                              3.1

Atlantic Richfield                                 3.0

Camco International                                2.9

--------------------------------------------------------------------------------
Newmont Mining                                     2.8

British Petroleum                                  2.4

DuPont                                             2.2

Fort James                                         2.1

Burlington Northern Santa Fe                       2.1

--------------------------------------------------------------------------------

USX-Marathon                                       2.1

Reynolds Metals                                    2.0

McDermott International                            1.8

Ocean Energy                                       1.7

Halliburton                                        1.6

--------------------------------------------------------------------------------

Coflexip                                           1.5

TOTAL                                              1.4

Schlumberger                                       1.4

Rouse                                              1.3

Inco                                               1.3

--------------------------------------------------------------------------------

Western Atlas                                      1.1

Burlington Resources                               1.1

Chevron                                            1.1

Cooper Cameron                                     1.1

Placer Dome                                        1.1

--------------------------------------------------------------------------------
Total                                             52.7%

T. Rowe Price New Era Fund

Portfolio Highlights

--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/98

Ten Best Contributors

--------------------------------------------------------
Wal-Mart                                          53(cents)

Camco International 15

DuPont                                            13

Mobil                                              8

British Petroleum                                  8

Union Texas Petroleum                              8

Fort James                                         7

Bristol-Myers Squibb                               6

TOTAL                                              6

Waste Management*                                  6

--------------------------------------------------------

Total                                            130(cents)

Ten Worst Contributors

--------------------------------------------------------

Newmont Mining                                   -18(cents)

Ocean Energy                                       9

Schlumberger                                       8

Inco                                               7

Cooper Cameron                                     7

Union Pacific                                      6

Halliburton                                        6

PETROBRAS                                          6

WMC*                                               4

Reynolds Metals                                    4

--------------------------------------------------------

Total                                            -75(cents)

12 Months Ended 6/30/98

Ten Best Contributors

--------------------------------------------------------

Wal-Mart                                          68(cents)

Coflexip                                          30

Camco International                               23

Cooper Cameron                                    16

Mobil                                             12

British Petroleum                                 12

Bristol-Myers Squibb                              11

DuPont                                            11

Lyondell Petrochemical                            10

McDermott International                            9

--------------------------------------------------------

Total                                            202(cents)

Ten Worst Contributors

--------------------------------------------------------

Newmont Mining                                   -44(cents)

Inco*                                             18

Cambior                                           14

Reynolds Metals                                   14

Union Pacific                                     13

Lonrho                                            13

TVX Gold                                          12

Corning                                           12

Ocean Energy                                       9

Freeport-McMoRan Copper & Gold**                   8

--------------------------------------------------------

Total                                           -157(cents)

 *Position added
**Position eliminated

T. Rowe Price New Era Fund

Portfolio Highlights

------------------------------------------------------------------------------

PERFORMANCE CONTRIBUTIONS

6 Months Ended 6/30/98

                                    Cents-Per-Share           Percent of

Sector                                 Contribution           Net Assets

--------------------------------------------------------------------------------
Natural Resource-Related

  Building and Real Estate                     -8(cents)              7%

  Forest Products                              12                     8

  Integrated Petroleum - Domestic              -4                     7

  Integrated Petroleum - International         28                    15

  Petroleum Exploration and Production         11                     8

  Miscellaneous Energy                          3                     1

  Energy Services                              -8                    12

  Precious Metals                              -31                   10

  Diversified Metals                           -16                    6

  Non-Ferrous Metals                           -14                    2

  Chemicals                                     16                    5

  Diversified Resources                         -3                    6

--------------------------------------------------------------------------------
Total                                          -14(cents)            87%

Consumer and Services

  Merchandising                                 60(cents)            5%

  Miscellaneous                                 10                   2
--------------------------------------------------------------------------------
Total                                           70(cents)            7%

Miscellaneous                                   --                   2
--------------------------------------------------------------------------------
Subtotal                                        56                  96

Reserves and Income                             17                   4
--------------------------------------------------------------------------------
Total Portfolio                                 73(cents)          100%


T. Rowe Price New Era Fund

Performance Comparison

--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

For SEC Chart as follows (New Era Fund)

                                 Lipper Natural

                 S&P 500       Resources Fund

                   Index              Average         New Era Fund

6/88              10,000               10,000              10,000
6/89              12,055               10,966              10,876
6/90              14,042               12,616              11,930
6/91              15,081               12,081              12,186
6/92              17,104               12,188              12,618
6/93              19,435               15,043              14,066
6/94              19,707               15,083              15,103
6/95              24,846               16,519              17,704
6/96              31,306               20,764              21,033
6/97              42,170               24,827              26,079
6/98              54,889               23,913              27,044

Average Annual Compound Total Return

--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/98      1 Year    3 Years    5 Years    10 Years

New Era Fund                3.70%     15.17%     13.97%       10.46%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price New Era Fund

Unaudited

Financial Highlights

--------------------------------------------------------------------------------
For a share outstanding throughout each period

                    6 Months      Year
                       Ended     Ended

                     6/30/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93

NET ASSET VALUE

Beginning

of period           $  25.95  $  26.06  $  22.65  $  20.15  $  20.35  $  18.88

Investment
activities

  Net investment

  income                 0.1      0.40      0.38      0.47      0.36      0.40

  Net realized
  and unrealized

  gain (loss)            0.5      2.40      5.12      3.71      0.69      2.48

  Total from
  investment

  activities             0.7      2.80      5.50      4.18      1.05      2.88

Distributions

  Net investment

   income               --       (0.37     (0.38)    (0.48)   (0.38)     (0.38)
  Net realized gain     --       (2.54     (1.71)    (1.20)   (0.87)     (1.03)

  Total

  distributions         --       (2.91     (2.09)    (1.68)   (1.25)     (1.41)

NET ASSET VALUE

End of period       $  26.68  $  25.95  $  26.06  $  22.65  $  20.15  $  20.35
                    ------------------------------------------------------------

Ratios/Supplemental Data

Total return*           2.81%    10.96%    24.25%    20.76%     5.17%    15.33%

Ratio of

expenses to

average

net assets              0.74%!    0.74%     0.76%     0.79%     0.80%     0.80%

Ratio of

net investment

income to

average

net assets              1.23%!    1.33%     1.53%     2.00%     1.87%     1.92%

Portfolio

turnover rate           12.8%     27.5%     28.6%     22.7%     24.7%     24.7%

Net assets,
end of period

(in millions)        $ 1,344    $ 1,493  $ 1,468   $ 1,090   $   979   $   753


*Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Era Fund

--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1998

Statement of Net Assets

                                                          Shares/Par     Value

--------------------------------------------------------------------------------
                                                                    In thousands

Common Stocks  94.9%

NATURAL RESOURCE-RELATED  85.4%

Building and Real Estate  6.1%

AMB Property                                        200,073            $ 4,902

Boston Properties, REIT                              70,000              2,415


Camden Property Trust, REIT                         178,100              5,298

Catellus Development *                              357,000              6,314

Equity Office Properties, REIT                       98,441              2,793

Federal Realty Investment Trust, REIT               230,000              5,534

Patriot American Hospitality, REIT                   60,000              1,436

Reckson Associates Realty, REIT                     340,000              8,033

Reckson Service Industries *                        136,000                463

Rouse                                               560,000             17,605

Security Capital Atlantic, REIT                     259,000              5,779

Security Capital U.S. Realty *                      100,000              1,330

Security Capital U.S. Realty (Class A) *            580,000              7,714

Simon DeBartolo Group, REIT                         271,400              8,821

United Dominion Realty Trust, REIT                  300,000              4,163

                                                                        82,600

Forest Products  7.4%

Asia Pulp & Paper ADR                               550,000              6,187

Champion International                              260,000             12,789

Fort James                                          634,120             28,218

Georgia-Pacific                                     199,600             11,764

Georgia-Pacific Timber                              139,600              3,219

International Paper                                 210,000              9,030

Jefferson Smurfit *                                 690,000             10,846

Kimberly-Clark                                      210,000              9,634

Macmillan Bloedel                                   325,000              3,484

Willamette Industries                               121,400              3,885

                                                                        99,056

Integrated Petroleum - Domestic  7.4%

Amerada Hess                                        240,000             13,035

Atlantic Richfield                                  520,000             40,625

Murphy Oil                                          230,000             11,658

Unocal                                              161,000            $ 5,756

USX-Marathon                                        810,000             27,793

                                                                        98,867

Integrated Petroleum - International  15.3%

British Petroleum ADR                               360,000             31,770

Chevron                                             180,000             14,951

Elf Aquitaine ADR                                   130,000              9,230

Mobil                                               920,000             70,495

PETROBRAS ADR (144a)                                601,100             11,120

Royal Dutch Petroleum ADR                           768,400             42,118

Texaco                                              120,000              7,163

TOTAL ADR                                           290,000             18,959

                                                                       205,806

Petroleum Exploration and Production  8.3%

Anderson Exploration (CAD) *                        275,000              3,177

Barrett Resources *                                 234,550              8,781

Burlington Resources                                350,000             15,072

Canadian Natural Resources (CAD) *                  150,000              2,569

EEX *                                             1,000,000              9,375

Noble Affiliates                                    150,000              5,700

Northstar Energy (CAD) *                            530,000              4,034

Ocean Energy *                                    1,188,300             23,246

Rutherford-Moran Oil *                              633,200             12,704

Santa Fe Energy Resources                           928,600              9,982

Union Pacific Resources                             654,186             11,489

Vastar Resources                                    140,000              6,116

                                                                       112,245

Miscellaneous Energy  0.6%

Kansas City Power & Light                            60,000              1,740

Niagara Mohawk *                                    450,000              6,722

                                                                         8,462

Energy Services  12.2%

BJ Services *                                        90,000              2,616

Camco International                                 502,500             39,132

Coflexip ADR                                        335,000             20,456

Cooper Cameron *                                    291,800             14,882

Halliburton                                         470,000             20,944

McDermott International                             716,650             24,680

Noble Drilling *                                    250,000            $ 6,016

Santa Fe International                               50,000              1,513

Schlumberger                                        270,000             18,444

Western Atlas                                       180,000             15,277

                                                                       163,960

Precious Metals  9.4%

Anglo American Platinum ADR                         496,744              5,216

Ashanti Goldfields                                  616,300              5,007

Barrick Gold                                        320,640              6,152

Battle Mountain Gold                              1,400,000              8,312

Cambior                                           1,536,000              9,024

Dayton Mining *                                     873,300                600

Getchell Gold *                                     460,000              7,073

Homestake Mining                                    660,250              6,850

Newmont Mining                                    1,610,359             38,045

Normandy Mining (AUD) *                           4,475,421              3,667

Placer Dome                                       1,215,000             14,276

Prime Resources Group                             1,287,000              8,929

TVX Gold *                                        4,257,200             13,038

                                                                       126,189

Non-ferrous Metals  2.2%

Bougainville Copper (AUD) *                       2,030,829                479

Inco                                              1,239,000             16,882

WMC (AUD)                                         4,166,615             12,570

                                                                        29,931

Diversified Metals  5.5%

Alcoa                                               120,000              7,912

AVMIN (ZAR)                                       1,397,000                825

Lonrho (GBP)                                      2,444,486             11,469

Nucor                                               310,000             14,260

Reynolds Metals                                     485,000             27,130

Rio Tinto (GBP)                                   1,055,000             11,890

                                                                        73,486

Chemicals  4.7%

DuPont                                              400,000             29,850

Great Lakes Chemical                                340,000             13,409

Hercules                                            210,000              8,636

Lyondell Petrochemical                              370,700             11,283

                                                                        63,178

Diversified Resources  6.3%

Burlington Northern Santa Fe                        285,000            $27,983

IMC Global                                          299,000              9,007

Lonrho Africa (GBP)                               1,877,172              2,304

Norfolk Southern                                    360,000             10,732

Overseas Shipholding Group                          200,000              4,075

Penn Virginia                                       361,800              9,362

Union Pacific                                       170,000              7,501

Waste Management                                    285,000              9,975

Western Water *                                     344,500              3,467

                                                                        84,406

Total Natural Resource-Related                                       1,148,186

CONSUMER AND SERVICE  7.4%

Merchandising  5.4%

Petrie Stores Liquidation Trust *                   400,000              1,147

Wal-Mart                                          1,165,000             70,774

                                                                        71,921

Miscellaneous  2.0%

Bristol-Myers Squibb                                120,000             13,792

Corning                                             260,000              9,035

GE                                                   50,000              4,550

                                                                        27,377

Total Consumer and Service                                              99,298

Miscellaneous Common Stocks 2.1%                                        27,798

Total Common Stocks (Cost  $913,431)                                 1,275,282

Convertible Preferred Stocks  0.1%

Western Water (Series C) *                            2,104              1,426

Total Convertible Preferred Stocks (Cost  $2,000)                        1,426

Convertible Bonds  0.2%

Asia Pulp & Paper, 0%, 11/18/12                 $10,000,000              2,078

Total Convertible Bonds (Cost  $2,283)                                   2,078

Short-Term Investments  4.7%

Money Market Funds  4.7%

Reserve Investment Fund, 5.69% #                 63,667,161        $    63,667

Total Short-Term Investments (Cost  $63,667)                            63,667

Total Investments in Securities

99.9% of Net Assets (Cost $981,381)                                $ 1,342,453

Other Assets Less Liabilities                                            1,088

NET ASSETS                                                         $ 1,343,541
                                                                   -----------

Net Assets Consist of:

Accumulated net investment income

  - net of distributions                                           $    10,368

Accumulated net realized gain/loss

  - net of distributions                                               156,587

Net unrealized gain (loss)                                             361,071

Paid-in-capital applicable to
50,348,669 shares of $1.00 par
value capital stock outstanding;

200,000,000 shares authorized                                          815,515

NET ASSETS                                                         $ 1,343,541
                                                                   -----------

NET ASSET VALUE PER SHARE                                          $     26.68
                                                                   -----------

*       Non-income producing
#       Seven-day yield
ADR     American Depository Receipt
REIT    Real Estate Investment Trust

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 0.83% of net assets.

AUD     Australian dollar
CAD     Canadian dollar
GBP     British sterling
ZAR     South African rand

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Era Fund

Unaudited

Statement of Operations

--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/98

Investment Income

Income

   Dividend                                                         $  11,677
   Interest                                                             2,080

   Total income                                                        13,757

Expenses

   Investment management                                                3,992
   Shareholder servicing                                                1,000
   Custody and accounting                                                  79
   Prospectus and shareholder reports                                      64
   Registration                                                            22
   Legal and audit                                                          7
   Directors                                                                5
   Miscellaneous                                                           21
   Total expenses                                                       5,190

Net investment income                                                   8,567

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

   Securities                                                         122,005
   Foreign currency transactions                                          (42)

   Net realized gain (loss)                                           121,963

Change in net unrealized gain

 or loss on securities                                                (93,863)

Net realized and

 unrealized gain (loss)                                                28,100

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                              $  36,667
                                                                    ---------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Era Fund

Unaudited

Statement of Changes in Net Assets

--------------------------------------------------------------------------------
In thousands

                                                6 Months                Year
                                                   Ended               Ended

                                                 6/30/98            12/31/97

Increase (Decrease) in Net Assets

Operations

   Net investment income                       $   8,567           $  21,184
   Net realized gain (loss)                      121,963             152,229

   Change in net

   unrealized gain or loss                       (93,863)             (9,753)

   Increase (decrease) in net

   assets from operations                         36,667

                                                                     163,660

Distributions to shareholders

   Net investment income                            --               (19,378)

   Net realized gain                                --              (133,022)

   Decrease in net assets from distributions        --              (152,400)

Capital share transactions*

   Shares sold                                    84,741             229,959
   Distributions reinvested                         --               138,855
   Shares redeemed                              (270,529)           (355,150)

Increase (decrease) in net
assets from capital

   share transactions                           (185,788)             13,664

Net Assets

   Increase (decrease)

     during period                              (149,121)             24,924
   Beginning of period                         1,492,662           1,467,738

   End of period                              $1,343,541          $1,492,662
                                               ----------          ----------

*Share information

   Shares sold                                     3,127               8,212
   Distributions reinvested                         --                 5,456
   Shares redeemed                               (10,289)            (12,472)

   Increase (decrease) in shares outstanding      (7,162)              1,196

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Era Fund

--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $171,759,000 and $349,895,000, respectively, for the six months ended June 30, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $981,381,000, and net unrealized gain aggregated $361,072,000, of which $458,833,000 related to appreciated investments and $97,761,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $629,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $668,000 for the six months ended June 30, 1998, of which $137,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 10.3% of the outstanding shares of the New Era Fund at June 30, 1998. For the six months then ended, the fund was allocated $186,000 of Spectrum expenses, $100,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $1,938,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking Available on most fixed income funds ($500 minimum).

Automatic

Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions. Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

--------------------------------------------------------------------------------

Stock Funds

Domestic

Blue Chip Growth

Capital Appreciation

Capital Opportunity

Diversified Small-Cap Growth

Dividend Growth

Equity Income

Equity Index 500*

Extended Equity Market Index

Financial Services

Growth & Income

Growth Stock

Health Sciences

Media & Telecommunications**

Mid-Cap Growth

Mid-Cap Value

New America Growth

New Era

New Horizons***

Real Estate

Science & Technology

Small-Cap Stock

Small-Cap Value***

Spectrum Growth

Total Equity Market Index

Value

International/Global

Emerging Markets Stock

European Stock

Global Stock

International Discovery

International Stock

Japan

Latin America

New Asia

Spectrum International

Bond Funds

Domestic Taxable

Corporate Income

GNMA

High Yield

New Income

Short-Term Bond

Short-Term U.S. Government

Spectrum Income

Summit GNMA

Summit Limited-Term Bond

U.S. Treasury Intermediate

U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond

Florida Insured

Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term

Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal Intermediat

Tax-Free High Yield

Tax-Free Income

Tax-Free Insured

Intermediate Bond

Tax-Free Short-Intermediate

Virginia Short-Term

Tax-Free Bond

Virginia Tax-Free Bond

International/Global

Emerging Markets Bond

Global Bond!

International Bond

Money Market Funds!!

Taxable

Prime Reserve

Summit Cash Reserves

U.S. Treasury Money

Tax-Free

California Tax-Free Money

New York Tax-Free Money

Summit Municipal

Money Market

Tax-Exempt Money

Blended Asset Funds

Balanced

Personal Strategy Balanced

Personal Strategy Growth

Personal Strategy Income

Tax-Efficient Balanced

T. Rowe Price No-load Variable Annuity

Equity Income Portfolio

International Stock Portfolio

Limited-Term Bond Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

Prime Reserve Portfolio

 * Formerly named Equity Index.

** Formerly the closed-end New Age Media Fund. Converted to open-end status on
   7/28/97.

***Closed to new investors.
  !Formerly named Global Government Bond.

 !!Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance with your existing fund account, call:

Shareholder Service Center

1-800-225-5132 toll free

410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the

T. Rowe Price New Era Fund(registered trademark).

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.

Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor

515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F41-051  6/30/98